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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 of our report dated January 23, 1996, on our audits of the consolidated financial statements of Waters Corporation and Subsidiaries. We also consent to the reference of our firm under the caption "Experts."

                                          /s/ Coopers & Lybrand L.L.P.
                                             Coopers & Lybrand L.L.P.

Boston, Massachusetts
October 22, 1996